UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Hormel Foods Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HORMEL FOODS CORPORATION 2022 Annual Meeting Vote by January 24, 2022 11:59 PM ET HORMEL FOODS CORPORATION ATTN: BRIAN D. JOHNSON 1 HORMEL PLACE AUSTIN, MN 55912-3680 D63518-P62952-Z81183 You invested in HORMEL FOODS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 25, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 25, 2022 6:00 p.m. CST Virtually at: www.virtualshareholdermeeting.com/HRL2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	**Board Recommends**
1. Elect a board of 12 directors: **Nominees:** 1a. Prama Bhatt	For
1b. Gary C. Bhojwani	For
1c. Terrell K. Crews	For
1d. Stephen M. Lacy	For
1e. Elsa A. Murano, Ph.D.	For
1f. Susan K. Nestegard	For
1g. William A. Newlands	For
1h. Christopher J. Policinski	For
1i. Jose Luis Prado	For
1j. Sally J. Smith	For
1k. James P. Snee	For
1l. Steven A. White	For
2. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 30, 2022.	For
3. Approve the Named Executive Officer compensation as disclosed in the Company's 2022 annual meeting proxy statement.	For
4. Vote on the stockholder proposal requesting a report on external public health costs of antimicrobial resistance, if presented at the meeting.	Against

Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

*** Meeting live via the internet-please visit www.virtualshareholdermeeting.com/HRL2022. ***

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Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D63519-P62952-Z81183

Your Vote Counts! HORMEL FOODS CORPORATION 2022 Annual Meeting Vote by January 24, 2022 11:59 PM ET. For shares held in a Plan, vote by January 20, 2022 11:59 PM ET. HORMEL FOODS CORPORATION ATTN: BRIAN D. JOHNSON 1 HORMEL PLACE AUSTIN, MN 55912-3680 D63520-P62952-Z81183 You invested in HORMEL FOODS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on January 25, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 25, 2022 6:00 p.m. CST Virtually at: www.virtualshareholdermeeting.com/HRL2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D63521-P62952-Z81183 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Elect a board of 12 directors: Nominees: 1a. Prama Bhatt For 1b. Gary C. Bhojwani For 1c. Terrell K. Crews For 1d. Stephen M. Lacy For 1e. Elsa A. Murano, Ph.D. For 1f. Susan K. Nestegard For 1g. William A. Newlands For 1h. Christopher J. Policinski For 1i. Jose Luis Prado For 1j. Sally J. Smith For 1k. James P. Snee For 1l. Steven A. White For 2. Ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending October 30, 2022. For 3. Approve the Named Executive Officer compensation as disclosed in the Company’s 2022 annual meeting proxy statement. For 4. Vote on the stockholder proposal requesting a report on external public health costs of antimicrobial resistance, if presented at the meeting. Against Note: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Help us protect the environment and sign up for electronic delivery by visiting www.proxyvote.com.